Exhibit 99.2

            CERTIFICATION BY CHIEF FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Ross A. Benavides, Chief Financial
Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Partnership's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



November 12, 2002                  /s/ Ross A. Benavides
                                   -----------------------------
                                   Ross A. Benavides
                                   Chief Financial Officer,
                                   Genesis Energy, Inc.